UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2008

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24261	68-0140361
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California	94925
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

May 2, 2008 will be the record date for the special meeting of stockholders (the “Special Meeting”) of Restoration Hardware, Inc. (the “Company”) to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of November 8, 2007, among the Company, Home Holdings, LLC (“Parent”), and Home Merger Sub, Inc. (“Merger Sub”), as amended by the First Amendment thereto dated January 24, 2008, pursuant to which Merger Sub will merge with and into the Company and the Company will become a direct wholly owned subsidiary of Parent. Parent is controlled by investment funds affiliated with Catterton Management Company, LLC, which is a private equity firm.

Additional Information and Where to Find It

In connection with the proposed merger, a preliminary proxy statement was filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 18, 2008. Investors and security holders are strongly advised to read the definitive proxy statement when it becomes available because it will contain important information about the merger and the parties to the merger. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Company at the SEC website at http://www.sec.gov. The definitive proxy statement and other documents also may be obtained for free from the Company by directing such request to Chris Newman, Chief Financial Officer and Secretary, telephone: (415) 945-4530, or on the company’s website at http://www.restorationhardware.com.

The Company and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of stockholders generally, is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and will be set forth in the definitive proxy statement relating to the merger when it becomes available. Each of these documents may be obtained for free at the SEC website at http://www.sec.gov or from the Company by directing such request to Chris Newman, Chief Financial Officer and Secretary, telephone: (415) 945-4530, or on the company’s website at http://www.restorationhardware.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Date: April 28, 2008	By:	/s/ Chris Newman
	Name:	Chris Newman
	Title:	Chief Financial Officer